Exhibit 10.4

INVESCO REAL ESTATE INCOME TRUST INC.
AMENDED AND RESTATED DEALER MANAGER AGREEMENT

March 20, 2025

Invesco Distributors, Inc.
11 Greenway Plaza
Suite 1000
Houston, Texas 77046-1173

This Amended and Restated Dealer Manager Agreement (this “Agreement”) is entered into by and between Invesco Real Estate Income Trust Inc., a Maryland corporation (the “Company”) and Invesco Distributors, Inc., a Delaware corporation (the “Dealer Manager”) and amends and restates the Dealer Manager Agreement entered into by and between the Company and the Dealer Manager on May 11, 2021, as amended on August 15, 2022.

The Company has filed one or more registration statements with the U.S. Securities and Exchange Commission (the “SEC”) that are listed on Schedule 1 to this Agreement (each, a “Registration Statement”). Schedule 1 hereto may be amended from time to time with the written consent of the Company and the Dealer Manager (as defined below).

Each Registration Statement shall register a continuous public offering (each, an “Offering”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), which may consist of Class T shares of Common Stock, Class S shares of Common Stock, Class D shares of Common Stock, Class I shares of Common Stock and Class E shares of Common Stock (respectively, the “Class T Shares,” the “Class S Shares,” the “Class D Shares,” the “Class I Shares” and the “Class E Shares” and collectively with any other classes of Common Stock offered in an Offering, the “Shares”). The differences between the classes of Shares and the eligibility requirements for each class of Shares are set forth in the Prospectus (as defined below).

The Offering is and shall be comprised of a maximum amount of Shares, as set forth in the Prospectus, that will be issued and sold to the public at the offering prices per Share set forth in the Prospectus pursuant to a primary offering (the “Primary Offering”) and the Company’s distribution reinvestment plan (the “DRIP”). In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Prospectus (except as otherwise indicated in any letter or memorandum from the Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as an Appendix to the Prospectus (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscription by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”). The Company reserves the right to reallocate the Shares offered between the DRIP and the Primary Offering.

Except as otherwise agreed by the Company and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and the Participating Distribution Agents (as defined below) with whom the Dealer Manager has entered into or will enter into Participating Distribution Agreements (as defined below). The Shares will be offered and sold to the public as described under the caption “Plan of Distribution” in the Prospectus. The purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable
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to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions and dealer manager fees, subject in certain circumstances to reductions thereof as described in the Prospectus. For stockholders who participate in the DRIP, the cash distributions attributable to the class of Shares that each stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRIP are to be issued and sold to stockholders of the Company at a purchase price equal to the transaction price of the applicable class of Shares on the date that the distribution is payable.

In this Dealer Manager Agreement (“Agreement”), unless explicitly stated otherwise, (i) the “Registration Statement” means, at any given time, each of the registration statements listed on Schedule 1, as such Schedule 1 may be amended from time to time, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means each Offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in the Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement. Capitalized terms used but not defined herein shall have the meanings set forth in the Prospectus.

Terms not defined herein shall have the same meaning as is given to such terms in the Prospectus. In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties hereto hereby agree as follows:

1.Representations and Warranties of the Company. The Company hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only make such representations and warranties as of such date or dates:

(a)A Registration Statement with respect to the Shares has been prepared and filed by the Company in accordance with applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations (the “Rules and Regulations”) of the SEC promulgated thereunder. The prospectus contained therein, as finally amended and revised at the effective date of the Registration Statement (including at the effective date of any post-effective amendment thereto), is hereinafter referred to as the “Prospectus,” except that if the prospectus or prospectus supplement filed by the Company pursuant to Rule 424(b) under the Securities Act shall differ from the Prospectus on file at the Effective Date, the term “Prospectus” shall also include such prospectus or prospectus supplement filed pursuant to Rule 424(b). “Effective Date” means the applicable date upon which the Registration Statement or any post-effective amendment thereto is or was first declared effective by the SEC. “Filing Date” means the applicable date upon which the initial Prospectus or any amendment or supplement thereto is filed with the SEC.

(b)As of the Effective Date or Filing Date, as applicable, the Registration Statement and Prospectus complied or will comply in all material respects with the Securities Act and the Rules and Regulations. The Registration Statement, as of the applicable Effective Date, and the Prospectus, as of the applicable Filing Date, does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of

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the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Distribution Agent expressly for use in the Registration Statement or Prospectus.

(c)The Company is a corporation duly and validly formed and existing under the General Corporation Law of the State of Maryland, with all requisite power and authority to enter into this Agreement and to conduct its business as described in the Prospectus.

(d)The Company intends to use the funds received from the sale of the Shares as set forth in the Prospectus.

(e)No consent, approval, authorization or other order of any court or other governmental agency, authority or body has been or is required in connection with the execution or delivery of this Agreement or for the consummation of the transactions contemplated herein by the Company except as may be required under the Securities Act, the Rules and Regulations or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under the applicable “blue sky” or other state securities laws.

(f)Except as disclosed in the Registration Statement and Prospectus, there are no actions, suits or proceedings against, or investigations of, the Company or any of its subsidiaries pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court, arbitrator, regulatory body, administrative agency or other tribunal, domestic or foreign, that would reasonably be expected to materially and adversely affect the business or property of the Company or the validity or enforceability of this Agreement.

(g)The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the Company’s or any subsidiary’s charter, bylaws or other organizational documents, as the case may be, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company, any subsidiary or any of their respective properties is bound, or (iii) any rule, regulation or order of any court or other governmental agency or body with jurisdiction over the Company, any subsidiary or any of their respective properties, except (A) to the extent that the enforceability of the indemnity provisions contained in Section 7 of this Agreement may be limited under applicable securities laws, and (B) such breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a materially adverse effect on the condition, financial or otherwise, affairs or prospects of the Company and its subsidiaries considered as a whole.

(h)This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

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(i)The issuance and sale of the Shares has been duly authorized by the Company, and, when issued and duly delivered against payment therefor as contemplated by the Prospectus and this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and will conform in all material respects to the description of the Shares contained in the Prospectus. The issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company is a party or otherwise.

(j)The Company will make a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ended December 31, 2020 or the year in which the Company commences material operations. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(k)The Company has filed all material federal, state and foreign income tax returns which have been required to be filed on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Company to the extent that such taxes or assessments have become due, except where the Company is contesting such assessments in good faith.

(l)The financial statements of the Company included in the Prospectus present fairly in all material respects the financial position of the Company as of the date indicated and the results of its operations for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

(m)The Company does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)The Company complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”).

2.Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Dealer Manager only make such representations and warranties as of such date or dates:

(a)    The Dealer Manager is a Delaware corporation duly and validly formed and existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)    The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states or jurisdictions where the Dealer Manager is

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required to be registered in order to carry out the Offering as contemplated by this Agreement. Each employee and representative of the Dealer Manager have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement.

(c)    No consent, approval, authorization or order of any court or other governmental agency, authority or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act or the Exchange Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws.

(d)    The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the Dealer Manager’s charter, bylaws or other organizational documents, as applicable, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound, or (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below). As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

(e)    This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(f)    The information under the caption “Plan of Distribution” in the Prospectus and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.Offer and Sale of the Shares.

(a)Engagement of Dealer Manager. Subject to the terms and conditions set forth herein, the Company hereby engages and appoints the Dealer Manager as its exclusive dealer manager to offer, and to cause Participating Distribution Agents to offer, on a “best efforts” basis, the Shares in the Offering on the terms and conditions set forth in the Prospectus and in the Subscription Agreement. The Dealer

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Manager hereby accepts such engagement and appointment and agrees to act as dealer manager during the period commencing on the Effective Date and ending on the date this Agreement is terminated. Nothing contained in this Section 3 shall be construed to impose upon the Company the responsibility of assuring that prospective purchasers meet the suitability standards contained in the Prospectus or to relieve the Dealer Manager or any Participating Distribution Agent of the responsibility of complying with any applicable rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.

(b)Participating Distribution Agents. The Dealer Manager is authorized to enter into participating dealer agreements materially in the form attached as Exhibit A to this Agreement or in such other form as shall be pre-approved in writing by the Dealer Manager (each, a “Participating Dealer Agreement”) with broker-dealers who are members of FINRA in good standing to solicit subscriptions for Shares in the Offering at the purchase price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Prospectus (“Participating Dealers”). The Dealer Manager may also enter into (i) participating adviser agreements materially in the form attached as Exhibit B to this Agreement or in such other form as shall be pre-approved in writing by the Dealer Manager (each, a “Participating Adviser Agreement”) with registered investment advisers registered with the SEC (“Participating Advisers”), and (ii) participating bank agreements in such form as shall be pre-approved in writing by the Company (each, a “Participating Bank Agreement,” and together with the Participating Dealer Agreement and Participating Adviser Agreement, each, a “Participating Distribution Agreement”) with properly licensed financial intermediaries (“Participating Banks,” and together with Participating Dealers and Participating Advisers, “Participating Distribution Agents”).

4.Dealer Manager Compensation.

(a)Selling Commissions and Dealer Manager Fees. Subject to any discounts and other special circumstances or limitations described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 4, the Company shall pay the Dealer Manager the applicable upfront selling commissions and dealer manager fees in connection with the sale of Shares in the Primary Offering as described in Schedule 2 to this Agreement. The applicable upfront selling commissions and dealer manager fees payable to the Dealer Manager will be paid substantially concurrently with the execution by the Company of orders submitted by purchasers of Shares in the Primary Offering. All or a portion of the upfront selling commissions and dealer manager fees received by the Dealer Manager may be reallowed (paid) by the Dealer Manager to Participating Distribution Agents who sold the Shares giving rise to such upfront selling commissions and dealer manager fees, as described more fully in the Participating Distribution Agreement entered into with each such Participating Distribution Agent.

(b)Stockholder Servicing Fees. Subject to any special circumstances or limitations described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 4, the Company will pay to the Dealer Manager a stockholder servicing fee with respect to Class T Shares, Class S Shares and Class D Shares as described in Schedule 2 to this Agreement. The Company will pay the stockholder servicing fee to the Dealer Manager monthly in arrears. The Dealer Manager may reallow all or a portion of the stockholder servicing fee to the Participating Distribution Agents who sold the Shares giving rise to a portion of such stockholder servicing fee, in each case to the extent the Participating Distribution Agreement with such Participating Distribution Agent provides for such a reallowance and such Participating Distribution Agent is in compliance with the terms of such Participating Distribution Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Prospectus, at such time as the Participating Distribution Agent who sold the Shares giving rise to a portion of the stockholder servicing fee is no longer the broker-dealer of record/custodian with respect to such Shares or no longer satisfies any or all of the conditions in the applicable

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Participating Distribution Agreement giving rise to a portion of the stockholder servicing fee, then such Participating Distribution Agent’s entitlement to the stockholder servicing fees related to such Shares shall cease and such Participating Distribution Agent shall not receive the stockholder servicing fee for any portion of the month in which such party is not eligible to receive the stockholder servicing fees on the last day of the month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such stockholder servicing fees may be reallowed to the then-current broker-dealer of record of the Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Distribution Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”),  such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. All determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the stockholder servicing fees to other broker-dealers who provide services with respect to the Shares giving rise to a portion of the stockholder servicing fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

(c)Stockholder Servicing Fees Limitation. The Company will cease paying the stockholder servicing fees with respect to any Class T Share, Class S Share or Class D Share held in a stockholder’s account at the end of the month in which the Dealer Manager, in conjunction with the Company’s transfer agent, determines that total upfront selling commissions, upfront dealer manager fees and stockholder servicing fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T Shares sold through certain Participating Distribution Agents, a lower limit as set forth in the applicable Participating Distribution Agreement between the Dealer Manager and such Participating Distribution Agent at the time such Class T shares were issued) of the gross proceeds from the sale of such Shares (including the gross proceeds of any Shares issued under the DRIP with respect thereto). At the end of such month, each such Class T Share, Class S Share or Class D Share will automatically and without any action on the part of the holder thereof convert into a number of Class I Shares (including any fractional shares), each with an equivalent aggregate NAV as such Share. In addition, the Company will cease paying the stockholder servicing fees on the Class T Shares, Class S Shares and Class D Shares in connection with an Offering on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) the Company’s merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which Stockholders receive cash or securities listed on a national securities exchange, or (iii) the date following the completion of the primary portion of such Offering on which, in the aggregate, underwriting compensation from all sources in connection with such Offering, including upfront selling commissions and dealer manager fees, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from the sale of Shares in such Primary Offering, as determined in good faith by the Dealer Manager in its sole discretion. For purposes of this Agreement, the portion of the stockholder servicing fees accruing with respect to Class T Shares, Class S Shares and Class D Shares issued publicly or privately by the Company during the term of a particular Offering, and not issued pursuant to a prior Offering, shall be underwriting compensation with respect to such particular Offering and not with respect to any other Offering.

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(d)Reallowance. The terms of any reallowance of selling commissions, dealer manager fees and the stockholder servicing fees shall be set forth in the Participating Distribution Agreement, Servicing Agreement or similar agreement entered into with the Participating Distribution Agents or Servicing Dealers, as applicable. The Company will not be liable or responsible to any Participating Distribution Agent or Servicing Dealer for direct payment or reallowance of any selling commissions, dealer manager fees or stockholder servicing fees to such Participating Distribution Agent or Servicing Dealer, the payment or reallowance, as applicable, of any selling commissions, dealer manager fees or stockholder servicing fees to such Participating Distribution Agent or Servicing Dealer being the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, at the discretion of the Company, the Company may act as agent of the Dealer Manager by making direct payment of selling commissions, dealer manager fees or stockholder servicing fees to Participating Distribution Agents or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.

(e)Right to Reject Orders or Cancel Sales. All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order for any or no reason. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

(f)Commissions after the Rejection of a Subscriber. No selling commissions, dealer manager fees or stockholder servicing fees shall be payable on any subscription rejected by the Company. The Company may reject a subscription for any reason or for no reason.

(g)Adviser Reimbursement. In addition to the other items of underwriting compensation set forth in this Section 4, the Company or Invesco Advisers, Inc., the Company’s adviser (the “Adviser”), shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Prospectus, to the extent the Prospectus indicates that they will be paid by the Company or the Adviser, as applicable, and to the extent permitted pursuant to prevailing rules and regulations of FINRA.

(h)Reasonable Bona Fide Due Diligence Expenses. In addition to any payments to the Dealer Manager pursuant to this Section 4, and subject to rules and regulations of FINRA, the Company may reimburse the Dealer Manager or any Participating Distribution Agent for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Participating Distribution Agent as described in the Prospectus. The Company shall only reimburse for bona fide due diligence expenses to the extent the expenses have actually been incurred and are supported by detailed and itemized invoice(s) provided to the Company.

(i)Notwithstanding anything contained herein to the contrary, no payments or reimbursements made by the Company with respect to a particular Offering hereunder shall cause the total organization and offering expenses, defined under the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”) and FINRA rules, to exceed 15% of gross proceeds from such Offering.

5.Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:

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(a)If, at any time when a Prospectus is required to be delivered under the Securities Act, the Prospectus, as then amended or supplemented, would, in the opinion of either the Company or the Dealer Manager, include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary, in the Company’s reasonable discretion, at any time to amend or supplement the Prospectus, the Company will promptly notify the Dealer Manager (unless notice of the need to amend or supplement the Prospectus shall have been received from the Dealer Manager), and will affect the preparation of an amended or supplemental Prospectus which will correct such statement or omission.

(b)The Company will, at no expense to the Dealer Manager, furnish the Dealer Manager with printed copies of (i) the Registration Statement; (ii) the Prospectus and all amendments and supplements thereto, (iii) any supplemental sales literature or advertisement (including, without limitation, any “broker-dealer use only” material), regardless of how labeled or described, to use in addition to the Prospectus in connection with the Offering which previously has been, or hereafter is, approved for use and furnished by the Company (collectively, the “Authorized Sales Literature”), and (iv) any other information with respect to the Company as the Dealer Manager may from time to time reasonably request, in each case as soon as available and in such quantities as the Dealer Manager may reasonably request.

(c)The Company will make any filings regarding the Offering that may be required by the SEC or any state securities administration and will furnish such proper information and execute and file such documents as may be necessary for the Company to qualify the Shares for offer and sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably designate and will file and make in each year such statements and reports as may be required.

(d)The Company will (i) use its best efforts to cause the Registration Statement to become effective; (ii) furnish copies of any proposed amendment or supplement of the Registration Statement or Prospectus to the Dealer Manager; (iii) file every amendment or supplement to the Registration Statement or the Prospectus that may be required by the SEC. The Company shall advise the Dealer Manager of any request made by the SEC or any state securities administrator to amend or supplement the Prospectus or for additional information or of the issuance by the SEC of any stop order or of any other order preventing or suspending the use of the Prospectus or the institution of any proceedings for that purpose. The Company shall, to the extent the Company determines such action is in the best interests of the Company, use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible.

(e)The Company will disclose a per share estimated value of the Shares and related information in accordance with the requirements of FINRA Rule 2310(b)(5).

6.Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that the Dealer Manager shall:

(a)With respect to the Dealer Manager’s participation and the participation by each Participating Distribution Agent in the offer and sale of Shares (including, without limitation any resales and transfers of Shares), the Dealer Manager will comply, and in its Participating Distribution Agreements will require each Participating Distribution Agent to comply, in all material respects with all applicable requirements of (i) the Securities Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the SEC promulgated under the Exchange Act and all other federal rules and regulations applicable to the Offering, (ii) applicable state securities or “blue sky” laws and regulations,

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(iii) the rules of FINRA applicable to the Offering, and (iv) with respect to each Participating Distribution Agent, the applicable Participating Distribution Agreement.

(b)The Dealer Manager shall use and distribute in conjunction with the Offering and the sale of Shares only the Prospectus and Authorized Sales Literature, and in offering the Shares for sale, the Dealer Manager shall not give or provide any information or make any representation concerning the Company, the Offering or the Shares other than those contained in the Prospectus or any Authorized Sales Literature. The Dealer Manager will not (i) deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer or other party that has not entered into a Participating Distribution Agreement or Servicing Agreement, or to any representatives or other associated persons of such a broker-dealer or other party, unless it is accompanied or preceded by the Prospectus, as amended and supplemented, (ii) show or give to any investor or prospective investor or reproduce any material or writing that is marked “broker-dealer use only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor, or (iii) show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares in the applicable jurisdiction. Dealer Manager, in its agreements with Participating Distribution Agent, will include requirements and obligations of the Participating Distribution Agent comparable to those imposed upon the Dealer Manager pursuant to this section.

(c)The Dealer Manager, in its agreements with Participating Distribution Agents, will require that each Participating Distribution Agent offer Shares only to persons who meet the financial qualifications set forth in the Prospectus or in any suitability letter or memorandum sent to such Participating Distribution Agent by the Company and only make offers to persons in the jurisdictions in which such Participating Distribution Agent is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Dealer Manager, in its agreements with Participating Distribution Agents, will require that each Participating Distribution Agent comply with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of the NASAA Guidelines and any enhanced standard of care applicable under Regulation Best Interest promulgated under the Exchange Act. The Dealer Manager, in its agreements with Participating Distribution Agents, will require that the Participating Dealers and broker-dealers of record for Participating Advisers and Participating Banks shall sell the Shares only to those persons who are eligible to purchase such shares as described in the Prospectus and only through those Participating Dealers and other broker-dealers who are authorized to sell such shares.

(d)The Dealer Manager will, and will require that each Participating Distribution Agent, suspend the offer and sale of Shares in the Offering upon receipt of notice from the Company pursuant to Section 5(a) above or upon any other request of the Company at any time, and will not, or permit any Participating Distribution Agents to, resume the offer and sale of the Shares in the Offering until such time as the Company, in its sole discretion (i) has prepared any required supplement or amendment to the Prospectus, and (ii) has instructed the Dealer Manager to resume the offer and sale of the Shares.

(e)The Participating Distribution Agreements will require each Participating Distribution Agent to maintain, for at least six (6) years, or for the period of time required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine each investor met the financial qualifications and suitability standards imposed on the offer and sale of the Shares in the Offering (both at the time of the initial subscription and at the time of any additional subscriptions).

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(f)The Dealer Manager will require in its agreements with each Participating Distribution Agent that each Participating Distribution Agent, respectively, comply with the submission of orders procedures set forth in the applicable Participating Distribution Agreement. If the Dealer Manager receives a subscription agreement or check or wire transfer (“instrument of payment”) not conforming to the instructions set forth in the form of Participating Dealer Agreement, the Dealer Manager shall return such subscription agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

7.Indemnification.

(a)    To the extent permitted by the Company’s articles of amendment and restatement (as amended or restated from time to time, the “Charter”) and the provisions of the NASAA Guidelines, and subject to the limitations set forth in this Section 7, the Company shall indemnify and hold harmless the Dealer Manager and each Participating Distribution Agent and each of their respective officers and directors, and each person, if any, who controls the Dealer Manager or any Participating Distribution Agent within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”), joint or several, to which such Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Registration Statement or Prospectus, (2) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”) or (3) any Authorized Sales Materials, or (ii) the omission to state in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnity shall not apply to, and the Company will have no liability for, any such Losses arising out of or based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of an Indemnified Party specifically for inclusion in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Materials, and provided, further, that the Company will not be liable for the portion of any Losses suffered by any Indemnified Party in any such case if it is determined that such Indemnified Party was at fault in connection with such portion of the Losses. The Company will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Losses with respect to which such Indemnified Party is entitled to indemnification pursuant hereto.

The indemnity agreement set forth in this Section 7(a) is subject to the further condition that, insofar as it relates to any untrue statement or omission made in the Prospectus that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of an Indemnified Party from whom the person asserting any Losses purchased the Shares that are the subject thereof, if a copy of the Prospectus as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Company, but only if a copy of the Prospectus as so amended or supplemented had been supplied to the Dealer Manager or Participating Distribution Agent prior to such acceptance.

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Notwithstanding the foregoing provisions of this Section 7(a), the Company may not indemnify or hold harmless the Dealer Manager, any Participating Distribution Agent or any of their affiliates in any manner that would be inconsistent with the provisions of the Charter or the NASAA REIT guidelines. In particular, but without limitation of the foregoing, the Company may not indemnify or hold harmless the Dealer Manager, any Participating Distribution Agent or any of their affiliates for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

(i)there has been a successful adjudication on the merits of each count involving alleged securities law violations;

(ii)such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii)a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

(b)    The Dealer Manager shall indemnify and hold harmless the Company, its officers and directors (including any person named in the Registration Statement, with his or her consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (the “Company Indemnified Parties”), from and against any Losses to which any of the Company Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Registration Statement or Prospectus, (2) any Blue Sky Application or (3) any Authorized Sales Materials; (ii) the omission to state in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Materials a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager specifically for inclusion in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Materials; (iii) any use by the Dealer Manager or its representatives or agents in the offer and sale of the Shares of (1) sales literature that is not Authorized Sales Material, (2) “broker-dealer use only” materials with investors, or (3) Authorized Sales Material in a particular jurisdiction if such Authorized Sales Material bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by the Dealer Manager or its representatives or agents in connection with the offer and sale of the Shares; (v) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA Patriot Act; or (vii) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the Company Indemnified Parties for any legal or other expenses

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reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

(c)    By virtue of entering into a Participating Distribution Agreement, each Participating Distribution Agent will severally agree to indemnify and hold harmless the Company, the Dealer Manager and each of their respective officers and directors and each person, if any, who controls the Company or the Dealer Manager within the meaning of the Securities Act, from and against any Losses to which any such person may become subject, as more fully described in each Participating Distribution Agreement.

(d)    Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 7(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

(e)    The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(f)    The indemnity agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Distribution Agent, or any person controlling any Participating Distribution Agent or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of any Participating Distribution Agent or of any of the

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parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 7.

8.Termination of this Agreement.

(a)    This Agreement may be terminated by any party hereto (i) upon 60 days’ written notice to the other parties or (ii) immediately upon notice to the other parties in the event that such other party shall have failed to comply with any material provision hereof.

(b)    Upon the termination of this Agreement for any reason, the Dealer Manager shall:

(i)promptly deliver to the Company all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager;

(ii)use its commercially reasonable efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company; and

(iii)notify all Participating Distribution Agents of the termination.

(c)     Upon termination of this Agreement for any reason, the Company shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled pursuant to the terms of this Agreement at such times as such amounts become payable pursuant to the terms of this Agreement.
9.Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4 and Sections 7 through Section 14. Notwithstanding anything to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination.

10.Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:    Invesco Real Estate Income Trust Inc.
    2300 N Field Street
    Suite 1200
    Dallas, Texas 75201
    Attention: Elizabeth Day
    Email: liz.day@invesco.com

with a required copy to:    Alston & Bird LLP
    1201 W. Peachtree St. NW
    Atlanta, Georgia 30309

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    Attention: Jason Goode
Email: jason.goode@alston.com

If to the Dealer Manager, to:    Invesco Distributors, Inc.
    11 Greenway Plaza
    Suite 1000
    Houston, Texas 77046-1173
    Attention: Veronica Castillo
Email: Veronica.Castillo@invesco.com

11.Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Subject to Section 7 hereof, this Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other persons, and the term “successors and assigns,” as used herein, shall not include any purchaser of Shares as such.

12.Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section. Venue for any action brought hereunder shall lie exclusively in Atlanta, Georgia.

13.Amendment. This Agreement may be amended only by the written agreement of each of the parties hereto.

14.Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.

Very truly yours,

INVESCO REAL ESTATE INCOME TRUST INC.,
a Maryland Corporation

    By: /s/ R. Scott Dennis
    Name: R. Scott Dennis
    Title: Chief Executive Officer

Accepted as of the date first above written:

INVESCO DISTRIBUTORS, INC.,
a Delaware corporation

By: /s/ Nicole Filingeri_________________
Name: Nicole Filingeri
Title: Vice President

Signature Page to Dealer Manager Agreement
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SCHEDULE 1

Registration Statement(s)

1.    Registration Statement on Form S-11, Registration No. 333-254931
2.    Registration Statement on Form S-11, Registration No. 333-279314

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SCHEDULE 2

Compensation

I.    Selling Commissions

Subject to certain Participating Dealers’ right to retain upfront selling commissions as described in their respective Participating Dealer Agreement, the Company will pay to the Dealer Manager upfront selling commissions in the amount of (a) up to 3.0% of the transaction price per Class T Shares sold in the Primary Offering; provided, however, however such amounts may vary with respect to certain Participating Dealers provided that the sum of the selling commissions and dealer manager fees will not exceed 3.5% of the transaction price; (b) up to 3.5% of the transaction price per Class S Share sold in the Primary Offering, and (c) up to 1.5% of the transaction price per Class D Share sold in the Primary Offering. The Company will not pay the Dealer Manager any selling commissions with respect to purchases of Class I Shares, Class E Shares or Shares of any class sold purusuant to the DRIP.

II.     Dealer Manager Fees

Subject to certain Participating Dealers’ right to retain upfront dealer manager fees as described in their respective Selected Dealer Agreement, the Company will pay to the Dealer Manager upfront dealer manager fees in the amount of 0.5% of the transaction price per Class T Share sold in the Primary Offering; provided, however, that such amount may vary with respect to certain Participating Dealers provided that the sum of the selling commissions and dealer manager fees does not exceed 3.5% of the transaction price. The Company will not pay the Dealer Manager any dealer manager fees in respect of the purchase of any Class S Shares, Class D Shares, Class I Shares, Class E Shares or Shares of any class sold pursuant to the DRIP.

III.     Stockholder Servicing Fees

Subject to any lower amount provided in an applicable Participating Dealer Agreement, the Company will pay to the Dealer Manager a stockholder servicing fee monthly in an amount equal to (a) with respect to outstanding Class T Shares, 0.85% per annum of the aggregate NAV of outstanding Class T Shares sold in an Offering pursuant to this Agreement, consisting of an representative stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum; provided, however, with respect to Class T Shares sold through certain Participating Dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, and, provided further, that the sum of such fees will always equal 0.85% per annum of the NAV of such shares; (b) with respect to outstanding Class S shares, 0.85% per annum of the aggregate NAV of outstanding Class S Shares sold in an Offering pursuant to this Agreement; and (c) with respect to outstanding Class D shares, 0.25% per annum of the aggregate NAV of outstanding Class D Shares sold in an Offering pursuant to this Agreement. The Company will not pay the Dealer Manager a stockholder servicing fee with respect to any Class I Shares or Class E Shares.
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EXHIBIT A

INVESCO DISTRIBUTORS, INC.

FORM OF PARTICIPATING DEALER AGREEMENT
INVESCO REAL ESTATE INCOME TRUST INC.

_______________________
_______________________
_______________________
_______________________

Ladies and Gentlemen:

Subject to the terms described in this participating dealer agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Real Estate Income Trust Inc., a Maryland corporation (the “Company”), invites you (“Participating Dealer”) to participate in the distribution, on a “best efforts” basis, of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

I.Dealer Manager Agreement.

The Dealer Manager has entered into a dealer manager agreement with the Company, dated , 2021 (as amended or restated, the “Dealer Manager Agreement”).

As described in the Dealer Manager Agreement, the Company has filed one or more registration statements with the U.S. Securities and Exchange Commission (the “SEC”) that are listed on Schedule 1 to the Dealer Manager Agreement (each, a “Registration Statement”), which Schedule 1 may be amended from time to time with the written consent of the Company and the Dealer Manager. Any new Registration Statement will be added to Schedule 1 upon its initial effectiveness with the SEC. Each Registration Statement shall register a continuous offering (each, an “Offering”) of Common Stock, which may consist of Class T shares of Common Stock, Class S shares of Common Stock, Class D shares of Common Stock, Class I shares of Common Stock and Class E shares of Common Stock (respectively, the “Class T Shares,” the “Class S Shares,” the “Class D Shares,” the “Class I Shares” and the “Class E Shares” and collectively with any other classes of Common Stock offered in an Offering, the “Shares”).

If any new Registration Statement is added to Schedule 1 to the Dealer Manager Agreement, the Dealer Manager will give Participating Dealer written notice of such addition. Schedule 1 to the Dealer Manager Agreement may be amended from time to time with the written consent of the Company and the Dealer Manager. However, the addition or removal of Registration Statements from Schedule 1 to the Dealer Manager Agreement shall only apply prospectively and shall not affect the respective agreements, representations and warranties of the Company, the Dealer Manager and Participating Dealer prior to such amendments to Schedule 1 to the Dealer Manager Agreement. It is possible that more than one Registration Statement may be listed on Schedule 1 to the Dealer Manager Agreement during times of transition from one Registration Statement to another, during which time offers or sales may be made pursuant to either Registration Statement. In such event, the Dealer Manager shall (a) communicate to
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Participating Dealer details about the transition from one Registration Statement to the next, including when sales may be made pursuant to the most recent Registration Statement and when sales will cease pursuant to the older Registration Statement and (b) provide Participating Dealer with sufficient copies of the appropriate Prospectus and other offering materials in order to continue to make offers and sales throughout such transition period.

In connection with performing the Dealer Manager’s obligations under the Dealer Manager Agreement, the Dealer Manager is authorized to enter into (a) participating dealer agreements materially in the form attached as Exhibit A to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for Shares in the Offering, (b) participating adviser agreements materially in the form attached as Exhibit B to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (c) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Dealer will become one of the “Participating Dealers” referred to in the Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the Dealer Manager Agreement (a copy of which shall be available to each Participating Dealer upon request), including without limitation the provisions of the Dealer Manager Agreement wherein the Participating Dealers severally agree to indemnify and hold harmless the Company, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Company or the Dealer Manager within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

In this Agreement, unless explicitly stated otherwise, (i) “the Registration Statement” means, at any given time, each of the registration statements listed on Schedule 1 to the Dealer Manager Agreement, as such Schedule 1 may be amended from time to time, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means each Offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in an Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement. Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Dealer Manager Agreement.

II.Sale of Shares.

Participating Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions set forth in the Prospectus. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative or partner of the Dealer Manager or the Company, and Participating Dealer is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Prospectus and any Authorized Sales Literature (as defined in Section VIII herein). Participating Dealer acknowledges and agrees that the Company and the Dealer Manager may engage broker-dealers who are registered under the Exchange Act and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as amended, or comparable state securities laws, to offer and sell the Shares, as applicable.

III.Submission of Orders.

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Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Dealer such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Prospectus. Persons who purchase Shares will be instructed by Participating Dealer to make their instruments of payment payable to or for the benefit of “Invesco Real Estate Income Trust Inc.” Purchase orders that include instruments of payment and a completed and executed Subscription Agreement in good order received by the Company or to such account or agent as set forth in the Subscription Agreement at least five (5) business days prior to the first calendar day of the next month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price per share for the applicable share class).

If Participating Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Prospectus, Participating Dealer shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the next business day following receipt by Participating Dealer. Subscription Agreements and instruments of payment received by Participating Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:

(a)where, pursuant to Participating Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Dealer will transmit the Subscription Agreements in good order and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company by the end of the next business day following receipt thereof by Participating Dealer; and

(b)where, pursuant to Participating Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements in good order and instruments of payment will be transmitted by Participating Dealer to the Final Review Office by the end of the next business day following receipt by Participating Dealer. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

IV.Pricing.

Except as otherwise provided in the Prospectus, the purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions and dealer manager fees.

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For Stockholders who participate in the Company’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the class of Shares that each participating Stockholder owns will be automatically invested in additional Shares of the same class. Shares will be issued and sold to Stockholders participating in the DRIP at a purchase price equal to the transaction price for the applicable class of Shares on the date the distribution is payable.

Except as otherwise indicated in the Prospectus or in any letter or memorandum sent to Participating Dealer by the Company or the Dealer Manager, (a) a minimum initial purchase of $2,500 in Class T Shares, Class S Shares, Class D Shares and Class E Shares is required, and additional investments of such Shares may be made in cash in minimal increments of at least $500, and (b) a minimum initial purchase of $1,000,000 in Class I Shares is required, and additional investments of such Shares may be made in cash in minimal increments of at least $500, unless such minimums are waived by the Dealer Manager.

V.Participating Dealer’s Compensation.

Except as may be provided in the “Plan of Distribution” section of the Prospectus, as compensation for completed sales and ongoing stockholder services rendered by Participating Dealer hereunder, Participating Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

VI.Representations, Warranties and Covenants of Participating Dealer.

In addition to the representations and warranties found elsewhere in this Agreement, Participating Dealer represents, warrants and agrees that, as of the date hereof and at all times during the term of this Agreement:

    (a)    It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Dealer is organized.
    (b)    It is empowered under applicable laws and by Participating Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Dealer provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Dealer’s ability to perform under this Agreement.
    (c)    The execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein, and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Dealer is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.
    (d)    All requisite actions have been taken to authorize Participating Dealer to enter into and perform this Agreement.
    (e)    It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Dealer, within the meaning of Section 15 of the Securities Act.
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(f)    Participating Dealer will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or U.S. territories unless Participating Dealer receives prior written consent from the Dealer Manager.

(g)    Participating Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Dealer.

VII.Right to Reject Orders or Cancel Sales.

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, and the Company reserves the right to reject any order for any or no reason, including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or the required instrument of payment in full payment for the Shares. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor.

In the event that the Dealer Manager has reallowed any selling commission or dealer manager fee to Participating Dealer for the sale of one or more Shares and the subscription is rejected, canceled or rescinded for any reason as to one or more of the Shares covered by such subscription, Participating Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, Participating Dealer agrees to return to the subscriber any selling commission theretofore retained by Participating Dealer with respect to such order within three (3) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

VIII.Prospectus and Authorized Sales Literature.

Participating Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Prospectus and any supplemental sales literature or advertisement (including, without limitation, any “broker-dealer use only” material), regardless of how labeled or described, approved and furnished by the Company for use in connection with the Offering (“Authorized Sales Literature”). The Dealer Manager will make available to Participating Dealer the Prospectus and any supplements thereto and any Authorized Sales Literature for delivery to investors (including, without limitation, via supplying a link to a publicly accessible website where such materials may be obtained by Participating Dealer).
Participating Dealer agrees that it shall have delivered (a) to each investor to whom an offer to sell the Shares is made, as of the time of such offer, a copy of the Prospectus and all supplements thereto and any amended Prospectus that have then been made available to Participating Dealer by the Dealer Manager and (b) to each investor that subscribes for an order to purchase Shares, as of the time the
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Company accepts such investor’s order to purchase the Shares within the timeframes described in the Prospectus, a copy of the Prospectus and all supplements thereto and any amended Prospectus that have then been made available to Participating Dealer by the Dealer Manager. Participating Dealer agrees that it will not send or give any supplement to the Prospectus or any Authorized Sales Literature to an investor unless it has previously sent or given a Prospectus and all previous supplements thereto and any amended Prospectus to that investor or has simultaneously sent or given a Prospectus and all previous supplements thereto and any amended Prospectus with such supplement to the Prospectus or Authorized Sales Literature.

Participating Dealer agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to potential investors. Participating Dealer agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of Shares any material or writing which relates to another company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates, or (iii) use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Dealer Manager or the Company in writing. Participating Dealer further agrees, if the Dealer Manager so requests, to furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and that it will itself mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Exchange Act. Regardless of the termination of this Agreement, Participating Dealer will deliver a Prospectus in transactions in the Shares for a period of 90 days from the effective date of the Registration Statement or such longer period as may be required by the Exchange Act.

IX.License and Association Membership; Compliance with Applicable Laws.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Dealer is currently, and at all times during the performance of Participating Dealer’s obligations under this Agreement Participating Dealer will be (a) duly registered as a broker-dealer under the Exchange Act, (b) a member in good standing of FINRA, and (c) duly licensed or registered as a broker-dealer in each of the states and the other jurisdictions (including under the laws of any jurisdictions listed on Schedule III) where it will offer or sell Shares and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the Shares in all such states and other jurisdictions. This Agreement shall automatically terminate with no further action by any party hereto if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of the state in which Participating Dealer’s principal office is located. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of any state in which Participating Dealer is currently registered or licensed.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Dealer’s performance of its obligations under this Agreement shall comply with all applicable terms and requirements of (i) the Dealer Manager Agreement (a copy of which shall be available to each Participating Dealer upon request), which such terms are
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incorporated herein by reference, (ii) this Agreement, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) state securities or “blue sky” laws and regulations, (vi) all rules promulgated by FINRA and the National Association of Securities Dealers applicable to the Offering, including without limitation Rules 2030, 2040, 2111, 2121, 2310, 5110 and 5141. (collectively, the “FINRA Rules”), and (vii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the Shares, or the activities of Participating Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (viii) the Prospectus. Participating Dealer agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the Shares.

Participating Dealer currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Dealer’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.

X.Limitation of Offer; Suitability.

Participating Dealer will: (a) offer Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the suitability standards set forth in the Prospectus; (b) make offers only to persons in the jurisdictions in which the Dealer Manager is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required; (c) only offer Shares in jurisdictions in which Participating Dealer has all required licenses and registrations to offer Shares in such jurisdictions; and (d) in offering Shares, comply with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors, including without limitation the provisions of Article III.C and Article III.E.1 of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”) and any enhanced standard of care applicable under Regulation Best Interest promulgated under the Exchange Act. Nothing contained in this section shall be construed to relieve Participating Dealer of its suitability obligations under applicable FINRA Rules, including without limitation FINRA Rule 2111 and FINRA Rule 2310.

Participating Dealer will sell Class T shares, Class S shares, Class D shares, Class I shares and Class E shares as set forth on Schedule I to this Agreement, and to the extent approved to sell any class of Shares, will only sell such Shares to those persons who are eligible to purchase such class of Shares as described in the Prospectus. Participating Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Dealer’s customer and such customer’s completed and executed Subscription Agreement.

Nothing contained in this Agreement shall be construed to impose upon the Company or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards in accordance with the terms and provisions of the Prospectus. Participating Dealer agrees to comply with
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the record-keeping requirements imposed by (a) federal and state securities laws and the rules and regulations thereunder, (b) the applicable FINRA Rules and (c) the NASAA Guidelines, including the requirement to maintain records (the “Suitability Records”) of the information used to determine that an investment in Shares is suitable and appropriate for each subscriber for a period of six years from the date of the sale of the Shares. Participating Dealer further agrees to make the Suitability Records available to the Dealer Manager and the Company upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon Participating Dealer’s receipt of a subpoena or other appropriate document request from such agency.

Participating Dealer further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus.

XI.Disclosure Review; Confidentiality of Information.

Participating Dealer agrees that it shall have reasonable grounds to believe based on the information made available to it through the Prospectus or other materials that all material facts are adequately and accurately disclosed in the Prospectus and that the Prospectus provides a reasonable basis for evaluating an investment in the Shares. In making this determination, Participating Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the Company’s sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Company.
It is anticipated that (a) Participating Dealer and Participating Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Dealer that are conducting a due diligence inquiry on behalf of Participating Dealer and (b) persons or committees, as the case may be, responsible for determining whether Participating Dealer will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, Invesco Advisers, Inc., the Company’s external adviser (“Adviser”), or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such
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Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Dealer’s due diligence inquiry. Participating Dealer agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares.

Participating Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Dealer’s confidentiality obligation. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Company or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC, FINRA or any state securities administrator), provided that Participating Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XII.Compliance with Anti-Money Laundering Compliance Programs.

Participating Dealer represents that it has complied and will comply with Section 326 of the USA Patriot Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Participating Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act and the rules and regulations promulgated thereunder, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations and its AML Program, Participating Dealer agrees to verify the identity of its new customers, to maintain customer records, and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Dealer will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing. Participating Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Dealer hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b)
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a copy of the findings and any remedial actions taken in connection with Participating Dealer’s most recent independent testing of its AML Program. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

XIII.Privacy.

Participating Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Dealer may share with the Company and the Company may share with Participating Dealer nonpublic personal information (as defined under the GLBA) of customers of Participating Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Dealer served as the broker-dealer of record for such customer’s account. Participating Dealer, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Dealer, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom
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Participating Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XIV.Indemnification.

(a)    Participating Dealer shall indemnify and hold harmless the Company, the Dealer Manager each of the Company’s and the Dealer Manager’s respective officers and directors (including any person named in the Registration Statement, with his or her consent, as a director nominee), each person who signed the Registration Statement and each person, if any, who controls the Company or the Dealer Manager within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Registration Statement or Prospectus or (B) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) any Authorized Sales Literature; or (ii) the omission to state in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of Participating Dealer specifically for inclusion in the Registration Statement, Prospectus, Blue Sky Application or Authorized Sales Literature; (iii) any use by Participating Dealer or its representatives or agents in the offer and sale of the Shares of (A) sales literature that is not Authorized Sales Literature, (B) “broker-dealer use only” materials with investors, or (C) Authorized Sales Literature in a particular jurisdiction if such Authorized Sales Literature bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement made by Participating Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (v) any material breach or violation of any representation, covenant or agreement of Participating Dealer set forth in this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA Patriot Act; or (vii) any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Dealer will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Dealer may otherwise have.

(b)    Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it
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may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

(c)    The indemnifying party under this Section XIV shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(d)    The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Dealer, or any person controlling Participating Dealer or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Dealer or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XV.Undertaking to Not Facilitate a Secondary Market in the Shares.

Participating Dealer acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Dealer also acknowledges that the Company’s share repurchase plan (“Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of directors may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Dealer hereby agrees that so long as the Company is offering Shares under a Registration Statement filed with the SEC and has not listed the Shares on a national securities exchange, Participating Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

XVI.Arbitration.

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The parties hereto agree that any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law) shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the Atlanta, Georgia FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVII.Termination; Survival; Amendment; Entire Agreement.

Participating Dealer will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement at any time for any or no reason by written notice delivered pursuant to Section XX below. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the Dealer Manager Agreement.

Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Dealer all earned but unpaid compensation to which Participating Dealer is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.
The respective agreements and obligations of Selected Dealer and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXIII of this Agreement and Section 8 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Dealer, Participating Dealer agrees to pay Participating Dealer’s proportionate share of any claim, demand or liability asserted against Participating Dealer and the other Participating Distribution Agents (as defined in the Dealer Manager Agreement) on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment, including any amendment to the Dealer Manager Agreement, shall be deemed accepted by Participating Dealer upon placing an order for sale of Shares after it has received such notice.
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This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.

XVIII.Use of Company and Invesco Names.

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Dealer of the name or identifying marks of the Company, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s name at any time and to request to review any materials generated by Participating Dealer that use the Company’s or Invesco’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX.Assignment; Third Party Beneficiary.

Participating Dealer shall have no right to assign this Agreement or any of Participating Dealer’s rights hereunder or to delegate any of Participating Dealer’s obligations. Any purported assignment or delegation by Participating Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Dealer shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Dealer. The Company is a third-party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.

XX.Notice.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:
    If to the Dealer Manager, to:    Invesco Distributors, Inc.
    11 Greenway Plaza
    Suite 1000
    Houston, Texas 77046-1173
Attention: Veronica.Castillo
Email: Dealersupport@invesco.com
    If to Participating Dealer, to:    The address specified by Participating Dealer on the signature page hereto.

XXI.Attorneys’ Fees; Applicable Law and Venue.

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In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.

XXII.No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute Participating Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company or the other Participating Distribution Agents. Instead, this Agreement shall only constitute Participating Dealer as a dealer authorized by the Dealer Manager to sell the Shares according to the terms set forth in the Registration Statement, the Prospectus and this Agreement.

XXIII.    ERISA.

The parties agree as follows:

(a)    Participating Dealer is a broker-dealer registered under the Exchange Act.

(b)    To the extent Participating Dealer (or its representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Company, the Advisor, the sponsor of the Company or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Participating Dealer (or its representatives), without direct charge, for use in connection with Participating Dealer’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of The Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Dealer will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)    Certain of the Company Parties have financial interests associated with the purchase of Shares, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares, as described in the Prospectus.

(d)    To the extent that Participating Dealer provides investment advice to its Retirement Customers, Participating Dealer will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Dealer is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.
(e)    Participating Dealer is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Dealer or its Retirement Customers.

XXIV.    Electronic Signatures and Electronic Delivery of Documents.

(a)    Electronic Signatures. If Participating Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by
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“Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Company may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Dealer’s client given with such client’s prior authorization and consent; (iv) the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Dealer’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Dealer will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Dealer is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC, FINRA and NASAA, including the applicable portions of the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures, adopted May 8, 2017, as amended (collectively, “Electronic Signature Law”).

(b)    Electronic Delivery. If Participating Dealer intends to use electronic delivery to distribute the Prospectus or other documents related to the Company to any person, Participating Dealer will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA, NASAA and state securities administrators and any other laws or regulations related to the electronic delivery of prospectuses, including, without limitation, Electronic Signature Law. Without limitation of the foregoing, Participating Dealer shall also comply with the prospectus delivery and completion of sale timing requirements as set forth in applicable Statements of Policy adopted by NASAA.

[Signatures on following pages.]

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If the foregoing is in accordance with Participating Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:
We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. Identity of Participating Dealer:

Company Name:
Type of entity:
Organized in the State of:
Licensed as broker-dealer in all States: Yes: ________ No: _________
If no, list all States licensed as broker-dealer:
Tax ID #:
2. Person to receive notices delivered pursuant to the Agreement.

Name:
Company:
Address:
City, State and Zip:
Telephone:
Fax:
Email:

AGREED TO AND ACCEPTED BY PARTICIPATING DEALER:
(Participating Dealer’s Firm Name)

By:	Signature
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Name:
Title:
Date:
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SCHEDULE I
TO
PARTICIPATING DEALER AGREEMENT WITH
INVESCO DISTRIBUTORS, INC.

Name of Participating Dealer:

The following Schedule reflects the selling commissions, dealer manager fees and stockholder servicing fees as agreed upon between Invesco Distributors, Inc. (the “Dealer Manager”) and Participating Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Dealer in connection with the offering of Shares of Invesco Real Estate Income Trust Inc., a Maryland corporation (the “Company”). Any capitalized terms used and not otherwise defined herein have the terms given to such terms in the Agreement.

Upfront Selling Commissions and Dealer Manager Fees

Except as may be provided in the “Plan of Distribution” section of the Prospectus, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Dealer of Class T Shares, Class S Shares and Class D Shares in the Primary Offering that Participating Dealer is authorized to sell and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer an upfront selling commission in an amount up to the percentage, if any, set forth below of the transaction price per Share on such completed sales of Class T Shares, Class S Shares and Class D Shares, as applicable, by Participating Dealer. Participating Dealer shall not receive selling commissions for sales of any Shares pursuant to the DRIP, or for sales of any Class I Shares or Class E Shares, whether in the Primary Offering or pursuant to the DRIP. For purposes of this Schedule I, a “completed sale” shall occur if and only if a transaction has closed with a subscriber for Shares pursuant to all applicable offering and subscription documents, payment for the Shares has been received by the Company in full in the manner provided in Section II of the Agreement, the Company has accepted the subscription agreement of such subscriber, and the Company has thereafter distributed the selling commission to the Dealer Manager in connection with such transaction.

Except as may be provided in the “Plan of Distribution” section of the Prospectus, which may be amended or supplemented from time to time, as compensation for completed sales by Participating Dealer of Class T Shares sold in the Primary Offering that Participating Dealer is authorized to sell and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer a dealer manager fee in an amount up to the percentage set forth below of the transaction price per share on such completed sales of Class T Shares in the Primary Offering by Participating Dealer. Participating Dealer shall not receive dealer manager fees for sales of any Shares pursuant to the DRIP, or for sales of any Class S Shares, Class D Shares, Class I Shares or Class E Shares, whether in the Primary Offering or pursuant to the DRIP.
Participating Dealer may withhold the selling commissions and dealer manager fees, if applicable, to which it is entitled pursuant to the Agreement, this Schedule I and the Prospectus from the purchase price for the Shares in the Offering and forward the balance to the Company or its agent as set forth in the Subscription Agreement if it represents to the Dealer Manager that: (i) Participating Dealer is legally permitted to do so; and (ii) (A) Participating Dealer meets all applicable net capital requirements under the rules of FINRA or other applicable rules regarding such an arrangement; (B) Participating Dealer has forwarded the Subscription Agreement to the Company or its agent within the time required under

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Section II, and the Company has accepted the subscription prior to forwarding the purchase price for the Shares, net of the selling commissions and dealer manager fees, if applicable, to which Participating Dealer is entitled, to the Company or its agent; and (C) Participating Dealer has verified that there are sufficient funds in the investor’s account with Participating Dealer to cover the entire cost of the subscription. Participating Dealer shall wire such subscription funds to the Company or its agent as set forth in the Subscription Agreement by the end of the second business day following the Company’s acceptance of the subscription.

Participating Dealer shall be responsible for implementing the volume discounts described in or as otherwise provided in the “Plan of Distribution” section of the Prospectus. Requests to combine purchase orders of Class T Shares or Class S Shares as a part of a combined order for the purpose of qualifying for discounts as described in the “Plan of Distribution” section of the Prospectus must be made in writing by Participating Dealer, and any resulting reduction in selling commissions and/or dealer manager fees will be prorated among the separate subscribers.

Except as otherwise provided herein, all expenses incurred by Participating Dealer in the performance of Participating Dealer’s obligations hereunder, including, but not limited to, expenses related to the Shares and any attorneys’ fees, shall be at Participating Dealer’s sole cost and expense.

Terms and Conditions of the Stockholder Servicing Fee

The payment of the stockholder servicing fee (“Servicing Fee”) to Participating Dealer is subject to terms and conditions set forth herein and the Prospectus as may be amended or supplemented from time to time. If Participating Dealer elects to sell Class T Shares, Class S Shares or Class D Shares, eligibility to receive the Servicing Fee with respect to the Class T Shares, Class S Shares or Class D Shares, as applicable, sold by Participating Dealer is conditioned upon Participating Dealer acting as broker-dealer of record with respect to such Shares and complying with the requirements set forth below, including providing stockholder and account maintenance services with respect to such Shares. For the avoidance of doubt, such services are non-distribution services, other than those primarily intended to result in the sale of Shares.
(i) the existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and Participating Dealer; and

(ii) the provision of the following services with respect to the Class T shares, Class S shares and/or Class D shares, as applicable, by Participating Dealer:

1.     assistance with recordkeeping, including maintaining records for and on behalf of Participating Dealer’s customers reflecting transactions and balances of Shares owned;

2.     answering investor inquiries regarding the Company, including distribution payments and reinvestments;

3.     helping investors understand their investments upon their request; and

4.     Share repurchase requests.

With respect to Class T Shares, the financial advisor of Participating Dealer responsible for the sale of such Class T Shares is expected to provide the services listed in items 2 through 4 above. In

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connection with this provision, Participating Dealer agrees to reasonably cooperate to provide certification to the Company, the Dealer Manager, and its agents (including its auditors) confirming the provision of services to each particular class of stockholders upon reasonable request.

Participating Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

Subject to the conditions described herein, the Dealer Manager will reallow to Participating Dealer the Servicing Fee in an amount described below, on Class T Shares, Class S Shares or Class D Shares, as applicable, sold by Participating Dealer. To the extent payable, the Servicing Fee will be payable monthly in arrears as provided in the Prospectus. All determinations regarding the total amount and rate of reallowance of the Servicing Fee, Participating Dealer’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Prospectus, at such time as Participating Dealer is no longer the broker-dealer of record with respect to such Class T, Class S or Class D Shares or Participating Dealer no longer satisfies any or all of the conditions set forth above, then Participating Dealer’s entitlement to the Servicing Fees related to such Class T, Class S or Class D Shares, as applicable, shall cease in, and Participating Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.
Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class T, Class S or Class D Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. Participating Dealer is not entitled to any Servicing Fee with respect to Class I Shares. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Shares giving rise to a portion of the Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

As described in the Prospectus, the Company and the Dealer Manager shall cease paying the Servicing Fee with respect to any Class T Share, Class S Share or Class D Share held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the Company’s transfer agent, determines that total selling commissions, dealer manager fees and Servicing Fees paid with respect to the Shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T Shares sold through certain Participating Dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and such Participating Dealer) of the gross proceeds from the sale of such Shares (including the gross proceeds of any shares issued under the DRIP with respect thereto). At the end of such month, each Class T Share, Class S Share or Class D Share held by such stockholder in such account shall automatically and without any action on the part of the holder thereof convert into a number of Class I Shares (including any fractional Shares) each with an equivalent

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aggregate NAV as such Shares. In addition, the Company and the Dealer Manager will cease paying the Servicing Fee on Class T Shares, Class S Shares and Class D Shares in connection with an Offering upon the earlier to occur of the following: (i) a listing of Class I Shares, (ii) the merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets, in each case in a transaction in which Stockholders receive cash or securities listed on a national securities exchange or (iii) the date following the completion of the primary portion of such Offering on which, in the aggregate, underwriting compensation from all sources in connection with such Offering, including selling commissions, dealer manager fees, the Servicing Fee and other underwriting compensation, is equal to ten percent (10%) of the gross proceeds from the sale of Shares sold in such Primary Offering, as determined in good faith by the Dealer Manager in its sole discretion. For purposes of this Schedule I, the portion of the Servicing Fee accruing with respect to Class T, Class S and Class D Shares of the Company’s common stock issued (publicly or privately) by the Company during the term of a particular Offering, and not issued pursuant to a prior Offering, shall be underwriting compensation with respect to such particular Offering and not with respect to any other Offering.

General

Selling commissions, dealer manager fees and Servicing Fees due to Participating Dealer pursuant to this Agreement will be paid to Participating Dealer within 30 days after receipt by the Dealer Manager. Participating Dealer, in its sole discretion, may authorize Dealer Manager to deposit selling commissions, dealer manager fees, Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Participating Dealer so elects, the Participating Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.

The parties hereby agree that the foregoing selling commissions and reallowed dealer manager fees and Servicing Fee are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Shares, that Participating Dealer’s interest in the Offering is limited to such selling commissions and reallowed dealer manager fees and Servicing Fee, as applicable, from the Dealer Manager and Participating Dealer’s indemnity referred to in Section 8 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such selling commissions and reallowed dealer manager fees and Servicing Fee to Participating Dealer.
Except as otherwise described under “Upfront Selling Commissions and Dealer Manager Fees” above, Participating Dealer waives any and all rights to receive compensation, including the dealer manager fees and Servicing Fee, until it is paid to and received by the Dealer Manager. Participating Dealer acknowledges and agrees that, if the Company pays selling commissions, dealer manager fees or Servicing Fees, as applicable, to the Dealer Manager, the Company is relieved of any obligation for selling commissions, dealer manager fees or Servicing Fees, as applicable, to Participating Dealer. The Company may rely on and use the preceding acknowledgement as a defense against any claim by Participating Dealer for selling commissions, dealer manager fees or Servicing Fees, as applicable, the Company pays to Dealer Manager but that Dealer Manager fails to remit to Participating Dealer. Participating Dealer affirms that the Dealer Manager’s liability for selling commissions and dealer manager fees payable and the Servicing Fee is limited solely to the proceeds of selling commissions, dealer manager fees and the Servicing Fee, as applicable, receivable from the Company and Participating Dealer hereby waives any and all rights to receive payment of selling commissions or any reallowance of dealer manager fees or the Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the selling commission, dealer manager fee or Servicing Fee, as applicable, from the Company. Notwithstanding the above, Participating Dealer affirms that, to the extent Participating Dealer retains selling commissions as described above under “Upfront Selling Commissions and Dealer Manager Fees,”

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neither the Company nor the Dealer Manager shall have liability for selling commissions payable to Participating Dealer, and that Participating Dealer is solely responsible for retaining the selling commissions due to Participating Dealer from the subscription funds received by Participating Dealer from its customers for the purchase of Shares in accordance with the terms of this Agreement.
Notwithstanding anything herein to the contrary, Participating Dealer will not be entitled to receive any selling commissions, dealer manager fees or Servicing Fee which would cause the aggregate amount of selling commissions, dealer manager fees, Servicing Fees and other forms of underwriting compensation (as defined in accordance with applicable FINRA rules) paid from any source in connection with this Offering to exceed ten percent (10.0%) of the gross proceeds raised from the sale of Shares in the Primary Offering.

Due Diligence

In addition, as set forth in the Prospectus, the Dealer Manager or, in certain cases at the option of the Company, the Company, will pay or reimburse Participating Dealer for reasonable bona fide due diligence expenses incurred by Participating Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by Participating Dealer and its personnel when visiting the Company’s offices or properties to verify information relating to the Company or its properties. Participating Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. Notwithstanding the foregoing, no such payment will be made if such payment would cause the aggregate of such reimbursements to Participating Dealer and other broker-dealers, together with all other organization and offering expenses, to exceed 15% of the Company’s gross proceeds from the Offering. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Prospectus, FINRA rules and other applicable laws and regulations.

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE DEALER ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS
☐ Class T Shares    ☐ Class S Shares       ☐ Class D Shares       ☐ Class I Shares
☐ Class E Shares

The following reflects the selling commission, dealer manager fee and/or the Servicing Fee as agreed upon between the Dealer Manager and Participating Dealer for the applicable Share class.

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CLASS T
___________ (Initials)	Upfront Selling Commission of 3.0% of the transaction price per Class T share sold by Participating Dealer in the Primary Offering	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares. Should Participating Dealer wish to customize its Upfront Selling Commission, it should instead complete and initial the relevant row below.
	Upfront Dealer Manager Fee of 0.5% of the transaction price per Class T share sold by Participating Dealer in the Primary Offering	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares. Should Participating Dealer wish to customize its Upfront Dealer Manager Fee, it should instead complete and initial the relevant row below.
___________ (Initials)	Customized Upfront Selling Commission of up to 3.5% of the transaction price per Class T share sold by Participating Dealer in the Primary Offering (but, when taken together with the Upfront Dealer Manager Fee, not to exceed 3.5% in the aggregate)*	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares.
Please insert your Upfront Selling Commission Percentage: __%
___________ (Initials)	Customized Upfront Dealer Manager Fee of up to 3.5% of the transaction price per Class T share sold by Participating Dealer in the Primary Offering (but, when taken together with the Upfront Selling Commission, not to exceed 3.5% in the aggregate)*	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T shares.
Please insert your Dealer Manager Fee Percentage: %
___________ (Initials)	Please insert your total cap for aggregate selling commissions, dealer manager fees, and Servicing Fees paid with respect to Class T Shares held in any account (subject to a maximum cap of 8.75% of gross proceeds): %	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class T Shares

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___________ (Initials)	Servicing Fee of 0.85% (at an Annualized Rate) of the aggregate NAV of outstanding Class T Shares sold by Participating Dealer in an Offering, consisting of an representative stockholder servicing fee of 0.65% (Annualized Rate), and a dealer stockholder servicing fee of 0.20% (Annualized Rate), of the aggregate NAV of outstanding Class T Shares sold by Participating Dealer in an Offering
By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements. Should Participating Dealer wish to customize the split of the Servicing Fee, please proceed to the row immediately below.

___________ (Initials)	Customized Servicing Fee at an Annualized Rate calculated based on the aggregate NAV of outstanding Class T Shares sold by Participating Dealer in an Offering, consisting of an representative stockholder servicing fee and a dealer stockholder servicing fee calculated based on the aggregate NAV of outstanding Class T shares (but, when such fees are taken together, will equal 0.85% (Annualized Rate) of the aggregate NAV of outstanding Class T Shares sold by Participating Dealer in an Offering).	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.
Please insert your custom Servicing Fee rate. Representative stockholder servicing fee: ____% Dealer stockholder servicing fee: ____%
CLASS S
___________ (Initials)	Upfront Selling Commission of up to 3.5% of the transaction price per Class S Share sold by Participating Dealer in the Primary Offering*	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S Shares.
___________ (Initials)	Servicing Fee of 0.85% (Annualized Rate) of aggregate NAV of outstanding Class S Shares sold by Participating Dealer in an Offering	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.
CLASS D

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___________ (Initials)	Upfront Selling Commission of up to 1.5% of the transaction price per Class D Share sold by Participating Dealer in the Primary Offering	By initialing here, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D Shares.
___________ (Initials)	Servicing Fee of 0.25% (Annualized Rate) of aggregate NAV of outstanding Class D Shares sold by Participating Dealer in an Offering	By initialing here, Participating Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule I. Should Participating Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. Participating Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

*    Subject to discounts described in the “Plan of Distribution” section of the Prospectus.

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WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first written above.

“DEALER MANAGER”

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:

“PARTICIPATING DEALER”

_________________________________________
(Print Name of Participating Dealer)

By:
Title:
Date:

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SCHEDULE II
TO
PARTICIPATING DEALER AGREEMENT WITH
INVESCO DISTRIBUTORS, INC.

NAME OF ISSUER: Invesco Real Estate Income Trust Inc.

NAME OF PARTICIPATING DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Dealer hereby authorizes the Dealer Manager or its agent to deposit selling commissions, dealer manager fees and other payments due to it pursuant to the Participating Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:
Bank Address:
Bank Routing Number:
Account Number:

“PARTICIPATING DEALER”

_________________________________________
(Print Name of Participating Dealer)

By:
Title:
Date:

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EXHIBIT B
INVESCO DISTRIBUTORS, INC.

FORM OF PARTICIPATING ADVISER AGREEMENT
INVESCO REAL ESTATE INCOME TRUST INC.

_______________________
_______________________
_______________________
_______________________

Ladies and Gentlemen:

Subject to the terms described in this participating adviser agreement (this “Agreement”), Invesco Distributors, Inc., a Delaware corporation, as the dealer manager (the “Dealer Manager”) for Invesco Real Estate Income Trust Inc., a Maryland corporation (the “Company”), invites you (“Participating Adviser”) to participate in the purchase of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

XXIII.Dealer Manager Agreement.

The Dealer Manager has entered into a dealer manager agreement with the Company, dated , 2021 (as amended or restated, the “Dealer Manager Agreement”). Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Company has filed one or more registration statements with the U.S. Securities and Exchange Commission (the “SEC”) that are listed on Schedule I to the Dealer Manager Agreement (each, a “Registration Statement”), which Schedule I may be amended from time to time with the written consent of the Company and the Dealer Manager. Any new Registration Statement will be added to Schedule I of the Dealer Manager Agreement upon its initial effectiveness with the SEC. Each Registration Statement shall register a continuous offering (each, an “Offering”) of Common Stock, which may consist of Class T shares of Common Stock, Class S shares of Common Stock, Class D shares of Common Stock, Class I shares of Common Stock and Class E shares of Common Stock (respectively, the “Class T Shares,” the “Class S Shares,” the “Class D Shares,” the “Class I Shares” and the “Class E Shares” and collectively with any other classes of Common Stock offered in an Offering, the “Shares”).

If any new Registration Statement is added to Schedule I to the Dealer Manager Agreement, the Dealer Manager will give Participating Adviser written notice of such addition. Schedule 1 to the Dealer Manager Agreement may be amended from time to time with the written consent of the Company and the Dealer Manager. However, the addition or removal of Registration Statements from Schedule I to the Dealer Manager Agreement shall only apply prospectively and shall not affect the respective agreements, representations and warranties of the Company, the Dealer Manager and Participating Adviser prior to such amendments to Schedule I to the Dealer Manager Agreement. It is possible that more than one Registration Statement may be listed on Schedule I to the Dealer Management Agreement during times of transition from one Registration Statement to another, during which time offers or sales may be made pursuant to either Registration Statement. In such event, the Dealer Manager shall (a) communicate to
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Participating Adviser details about the transition from one Registration Statement to the next, including when sales may be made pursuant to the most recent Registration Statement and when sales will cease pursuant to the older Registration Statement and (b) provide Participating Adviser with sufficient copies of the appropriate Prospectus and other offering materials in order to continue to make offers and sales throughout such transition period.

In connection with performing the Dealer Manager’s obligations under the Dealer Manager Agreement, the Dealer Manager is authorized to enter into (i) participating dealer agreements materially in the form attached as Exhibit A to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for Shares in the Offering, (ii) participating adviser agreements materially in the form attached as Exhibit B to the Dealer Manager Agreement or in such other form as shall be pre-approved in writing by the Company with registered investment advisers, and (iii) participating bank agreements in the form pre-approved in writing by the Company with other properly licensed financial intermediaries. Upon effectiveness of this Agreement, Participating Adviser will become one of the “Participating Advisers” referred to in the Dealer Manager Agreement (a copy of which will be available to each Participating Adviser upon request) and will be entitled to and subject to the terms and conditions of the Dealer Manager Agreement, including without limitation the provisions of the Dealer Manager Agreement wherein the Participating Advisers severally agree to indemnify and hold harmless the Company, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Company or the Dealer Manager within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

In this Agreement, unless explicitly stated otherwise, (i) “the Registration Statement” means, at any given time, each of the registration statements listed on Schedule I to the Dealer Manager Agreement, as such Schedule may be amended from time to time, as each such registration statement is finally amended and revised at the effective date of the registration statement (including at the effective date of any post-effective amendment thereto); (ii) the “Offering” means each Offering covered by a Registration Statement; (iii) “Shares” means the Shares being offered in an Offering; and (iv) any references to the Registration Statement, the Offering, the Shares or the Prospectus with respect to each other shall mean only those that are all related to the same Registration Statement.

XXIV.Sale of Shares.

By Participating Adviser’s acceptance of this Agreement, Participating Adviser hereby makes the Shares available for purchase by the clients of the Participating Adviser on a non-exclusive basis.

Nothing in this Agreement shall be deemed or construed to make Participating Adviser an employee, agent, representative or partner of the Dealer Manager or the Company, and Participating Adviser is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Prospectus and any Authorized Sales Literature (as defined in Section VIII herein). Participating Adviser acknowledges and agrees that the Company and the Dealer Manager may engage broker-dealers who are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of FINRA or other investment advisers registered under the Investment Advisers Act of 1940, as
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amended (the “Advisers Act”), or comparable state securities laws, to offer and sell the Shares, as applicable, without the consent of Participating Adviser.

Participating Adviser acknowledges that each of the Company, the Adviser, the Dealer Manager, and their respective officers, directors, employees, and affiliates, are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Offering and that each of the Company, Invesco Advisers, Inc., the Company’s external adviser (the “Adviser”), the Dealer Manager, and their respective officers, directors, employees, and affiliates, have financial interests associated with the purchase of the Shares, as described in the Prospectus, including fees, expense reimbursements, and other payments they anticipate receiving from the Company in connection with the Offering and the operation of the Company’s business. Participating Adviser acknowledges and agrees that Participating Adviser’s clients that purchase the Shares are relying on recommendations and investment advice provided by Participating Adviser through its representatives and not on any recommendation by Dealer Manager.

XXV.Submission of Orders.

Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Adviser such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Prospectus. Those persons who purchase Shares will be instructed by Participating Adviser to make their instruments of payment payable to or for the benefit of “Invesco Real Estate Income Trust Inc.” Purchase orders that include instruments of payment and a completed and executed Subscription Agreement in good order received by the Company or such account or agent as set forth in the Subscription Agreement at least five (5) business days prior to the first calendar day of the next month (unless waived by the Dealer Manager) will be executed as of the first calendar day of the next month (based on the prior month’s transaction price per share for the applicable share class).

If Participating Adviser receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Prospectus, Participating Adviser shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the second business day following receipt by Participating Adviser. Subscription Agreements and instruments of payment received by Participating Adviser which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:

(c)where, pursuant to Participating Adviser’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Adviser will transmit the Subscription Agreements in good order and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise
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directed by the Company by the end of the next business day following receipt thereof by Participating Adviser; and

(d)where, pursuant to Participating Adviser’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements in good order and instruments of payment will be transmitted by Participating Adviser to the Final Review Office by the end of the next business day following receipt by Participating Adviser. The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Company.

Participating Adviser acknowledges and agrees that any Shares purchased pursuant to this Agreement will be offered and sold through the registered broker-dealer and member of FINRA identified on Schedule I hereto as the broker-dealer responsible for effecting the transaction in the Shares (the “Broker of Record/Custodian”). Participating Adviser may amend Schedule I to reflect one or more additional or successor Brokers of Record/Custodians with whom it has engaged to serve in such capacity upon written notice to the Dealer Manager of such amended Schedule I. Participating Adviser acknowledges and represents that any transactions in the Shares effected by those investment adviser representatives of Participating Adviser who are not registered representatives of a broker-dealer registered under the Exchange Act shall be effected through Participating Adviser’s custodian as Broker of Record/Custodian. Participating Adviser shall cooperate with Dealer Manager to secure a services agreement with the Participating Adviser’s Broker of Record/Custodian with respect to the Shares. Participating Adviser acknowledges that the Dealer Manager will not act as Broker of Record/Custodian for any Shares purchased pursuant to this Agreement.

In the event that Participating Adviser’s representatives are registered representatives of a broker-dealer registered under the Exchange Act and a member of FINRA, such broker-dealer shall act as Broker of Record/Custodian and Participating Adviser shall cooperate with Dealer Manager to obtain any required Participating Dealer Agreement or other such agreement as may be required to memorialize such broker-dealer’s agreement to act as Broker of Record/Custodian. Further, in the event that Participating Adviser’s custodian is unable to act as Broker of Record/Custodian and/or Participating Adviser’s representatives are not registered with a broker-dealer, Participating Adviser agrees that it shall (and it shall cause its representatives to) only effect transactions in the Shares through such broker-dealers which have agreed to act as Broker of Record/Custodian for the Shares.

XXVI.Pricing.

Except as otherwise provided in the Prospectus, the purchase price per Share will vary and will generally equal the prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased, as determined monthly (in accordance with the NAV calculation procedures described in the Prospectus), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month, which is
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referred to herein as the “transaction price,” plus in either case any applicable upfront selling commissions and dealer manager fees.

For Stockholders who participate in the Company’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the class of Shares that each participating Stockholder owns will be automatically invested in additional Shares of the same class. Shares will be issued and sold to Stockholders participating in the DRIP at a purchase price equal to the transaction price for the applicable class of Shares on the date the distribution is payable.

Except as otherwise indicated in the Prospectus or in any letter or memorandum sent to Participating Adviser by the Company or the Dealer Manager, (a) a minimum initial purchase of $2,500 in Class T Shares, Class S Shares, Class D Shares and Class E Shares is required, and additional investments of such Shares may be made in cash in minimal increments of at least $500, and (b) a minimum initial purchase of $1,000,000 in Class I Shares is required, and additional investments of such Shares may be made in cash in minimal increments of at least $500, unless such minimums are waived by the Dealer Manager.

XXVII.Participating Adviser’s Compensation.

Neither the Company nor the Dealer Manager will pay any fees, commissions, or other transaction-based compensation to Participating Adviser in connection with the sale of any Shares.

All expenses incurred by Participating Adviser in the performance of Participating Adviser’s obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys’ fees, will be at Participating Adviser’s sole cost and expense, and the foregoing will apply notwithstanding the fact that an Offering is not consummated for any reason.

XXVIII.Representations, Warranties and Covenants of Participating Adviser.

In addition to the representations and warranties found elsewhere in this Agreement, Participating Adviser represents, warrants and agrees that, as of the date hereof and at all times during the term of this Agreement:

    (a)    It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Adviser is organized.
    (b)    It is empowered under applicable laws and by Participating Adviser’s organizational documents to enter into this Agreement and perform all activities and services of Participating Adviser provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Adviser’s ability to perform under this Agreement.
    (c)    The execution, delivery and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Participating Adviser is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.
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    (d)    All requisite actions have been taken to authorize Participating Adviser to enter into and perform this Agreement.
    (e)    It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Participating Adviser or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Adviser, within the meaning of Section 15 of the Securities Act.
XXIX.Right to Reject Orders or Cancel Sales.

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company or its agent, and the Company (or its agent) reserves the right to reject any order for any or no reason, including, without limitation, orders not accompanied by an executed Subscription Agreement in good order or the required instrument of payment in full payment for the Shares. If any check is not paid upon presentment, or if the Company or its agent is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If Company or its agent rejects any order, that subscriber’s Subscription Agreement and instrument of payment will be returned to such subscriber.

XXX.Prospectus and Authorized Sales Literature.

Participating Adviser is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Shares except as set forth in the Prospectus and any advertising and supplemental sales literature approved by the Company and to be used or delivered by the Dealer Manager or Participating Adviser in connection with the Offering, whether designated solely for “broker-dealer use only” or otherwise and regardless of how labeled or described (“Authorized Sales Literature”). The Dealer Manager will make available to Participating Adviser the Prospectus and any Authorized Sales Literature, each as provided by the Company, for delivery to investors (including, without limitation, via supplying a link to a publicly accessible website where such materials may be obtained by Participating Adviser).

Participating Adviser agrees that it shall have delivered (a) to each investor to whom an offer to sell the Shares is made, as of the time of such offer, a copy of the Prospectus and all supplements thereto and any amended Prospectus that have then been made available to the Participating Adviser by the Dealer Manager and (b) to each investor that subscribes for an order to purchase Shares, as of the time the Company accepts such investor’s order to purchase the Shares within the timeframes described in the Prospectus, a copy of the Prospectus and all supplements thereto and any amended Prospectus that have then been made available to the Participating Adviser by the Dealer Manager. Participating Adviser agrees that it will not send or give any supplement to the Prospectus or any Authorized Sales Literature to an investor unless it has previously sent or given a Prospectus and all previous supplements thereto and any amended Prospectus to that investor or has simultaneously sent or given a Prospectus and all previous
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supplements thereto and any amended Prospectus with such supplement to the Prospectus or Authorized Sales Literature.

Participating Adviser agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to potential investors. Participating Adviser agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of Shares any material or writing which relates to another company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates, or (iii) use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Dealer Manager or the Company in writing.
XXXI.Compliance with Applicable Laws.

Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that (a) Participating Adviser is currently, and at all times while performing its obligations under this Agreement will be, a duly and properly registered investment adviser in good standing under the Advisers Act and as applicable under the securities laws of the states and the jurisdictions where it is required to be registered to conduct its activities under this Agreement and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the Shares in all such states and jurisdictions, and (b) if Participating Adviser is not a registered broker-dealer and member of FINRA, it is not required to be a member of FINRA or register as a broker or dealer under federal or state law.

This Agreement shall automatically terminate with no further action by any party hereto if (i) Participating Adviser’s registration as an investment advisor is suspended or terminated by any federal or state regulatory body or Participating Adviser otherwise ceases to be a registered investment adviser in good standing under the Advisers Act or under the securities laws of any state in which Participating Adviser is required to be registered or licensed or (ii) if the Participating Adviser is a registered broker-dealer and member of FINRA or is affiliated with a registered broker-dealer and member of FINRA, if it or its affiliate becomes subject to a FINRA suspension or it or its affiliate’s registration as a broker-dealer under the Exchange Act is terminated or suspended. Participating Adviser agrees to notify the Dealer Manager immediately if any of the events in clauses (i) or (ii) of the foregoing sentence occur.

Participating Adviser’s acceptance of this Agreement constitutes a representation and warranty to the Company and the Dealer Manager that Participating Adviser’s performance of its obligations under this Agreement shall comply at all times during the term of this Agreement with all applicable terms and requirements of (i) the Dealer Manager Agreement (a copy of
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which is available to each Participating Adviser upon request), which such terms are incorporated herein by reference, (ii) this Agreement and the Prospectus, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) the Advisers Act and the rules and regulations of the SEC promulgated under the Advisers Act, (vi) applicable state securities or “blue sky” laws, and (vii) all other federal laws, rules and regulations applicable to the Offering and the offer and sale of the Shares, or the activities of Participating Adviser pursuant to this Agreement. Participating Adviser agrees to comply and shall comply with any applicable requirements with respect to its participation in any resales or transfers of the Shares.

Participating Adviser currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Adviser’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.

XXXII.Limitation of Offer; Suitability.

In recommending a purchase of the Shares, Participating Adviser or any person associated with the Participating Adviser shall have reasonable grounds to believe, on the basis of the information obtained from the potential investor concerning his or her investment objectives, other investments, financial situation and needs, and any other information known by the Participating Adviser or an associated person, that an investment in the Company is suitable for the prospective investor.

Participating Adviser will recommend purchase of Shares (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager. Participating Adviser will only make recommendations to purchase Shares to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Shares are qualified for sale or that such qualification is not required and in which Participating Adviser has all required licenses and registrations to recommend purchases of Shares in such jurisdiction, and Participating Adviser will not offer, sell or distribute Shares, or otherwise make any such Shares available, in any jurisdiction outside of the United States or U.S. territories unless Participating Adviser receives prior written consent from the Dealer Manager.

Participating Adviser agrees to ensure that, in recommending or otherwise facilitating the purchase, sale or exchange of Shares to an investor, that (a) the investor has an apparent understanding of the fundamental risks of an investment in Shares and the tax consequences of an investment in the Shares and (b) the investor has been informed by the Participating Adviser of all pertinent facts relating to the illiquidity and lack of transferability or marketability of the Shares during the term of the investment. Participating Adviser shall make reasonable inquiry to
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determine if the prospective investor is acquiring the Shares for his own account or on behalf of other persons, and that the prospective investor understands the limitations on the prospective investor’s disposition of the Shares as set forth in the Prospectus.

In recommending purchases of the Shares, Participating Adviser shall rely only on the statements contained in the Prospectus and Authorized Sales Literature, and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Shares. The Shares shall only be offered by Participating Adviser to investors who have engaged Participating Adviser as an investment adviser and who have agreed to pay Participating Adviser a fee for investment advisory services, consistent with the restrictions imposed by the Advisers Act.
Nothing contained in this Agreement shall be construed to impose upon the Company or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards in accordance with the terms and provisions of the Prospectus. Participating Adviser shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Participating Adviser’s customer and such customer’s completed and executed Subscription Agreement. Participating Adviser agrees to comply with the record-keeping requirements imposed by (i) federal and state securities laws and the rules and regulations thereunder, and (ii) the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”), including the requirement to maintain records (the “Suitability Records”) of the information used to determine that an investment in Shares is suitable and appropriate for each subscriber for a period of six years from the date of the sale of the Shares. Participating Adviser further agrees to make the Suitability Records available to the Dealer Manager and the Company upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon Participating Adviser’s receipt of a subpoena or other appropriate document request from such agency.

Participating Adviser further represents that it understands that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus.

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XXXIII.Disclosure Review; Confidentiality of Information.

Participating Adviser agrees that it shall have reasonable grounds to believe based on the information made available to it through the Prospectus or other information reasonably requested by the Participating Adviser and made available to the Participating Adviser by the Dealer Manager or the Company that all material facts are adequately and accurately disclosed in the Prospectus and that the Prospectus provides a reasonable basis for evaluating an investment in the Shares. In making this determination, Participating Adviser shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports.

If Participating Adviser relies upon the results of any inquiry conducted by a member or members of FINRA, Participating Adviser shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager or a sponsor or an affiliate of the sponsor of the Company.
It is anticipated that (a) Participating Adviser and Participating Adviser’s officers, directors, managers, employees, owners, members, partners, diligence personnel or other agents of Participating Adviser that are conducting a due diligence inquiry on behalf of Participating Adviser and (b) persons or committees, as the case may be, responsible for determining whether Participating Adviser will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, the Adviser, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Adviser, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Adviser, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Adviser agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Adviser’s due diligence inquiry. Participating Adviser agrees to not disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Adviser’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares.
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Participating Adviser further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Adviser’s due diligence inquiry and (b) informing each recipient of such Confidential Information of Participating Adviser’s confidentiality obligation. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Adviser acknowledges that Participating Adviser or its Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Adviser acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Company or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including without limitation the SEC, FINRA or any state securities administrator), provided that Participating Adviser shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XXXIV.Compliance with Anti-Money Laundering Compliance Programs.

Participating Adviser’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that the Participating Adviser has established and implemented an anti-money laundering compliance program and customer identification program (collectively, an “AML Program”) in accordance with applicable FINRA rules, including NASD Conduct Rules, the applicable rules and regulations of the SEC and the Bank Secrecy Act of 1970, as amended, 31 U.S.C. §§ 5311-5355 and related regulations (31 C.F.R. Chapter X) (collectively, the “AML Rules”), specifically including, but not limited to, 31 U.S.C. § 5318(h) (“AML Program”) requiring financial institutions, including securities broker-dealers, to establish anti-money laundering programs, 31 U.S.C. § 5318(g) (“Reporting of suspicious transactions”) requiring financial institutions, including securities broker-dealers, to report suspicious transactions relevant to a possible violation of law or regulation, and 31 U.S.C. § 5318(l) (“Identification and verification of accountholders”) and 31 C.F.R. § 1023.220 (“Customer identification programs for broker-dealers”) requiring financial institutions, including securities broker-dealers, to establish, document and maintain written “Customer Identification Programs.” In addition, the Participating Adviser represents that it has established and implemented a program for compliance with all regulations and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC Program”), and shall continue to maintain its AML and OFAC Programs consistent
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with AML Rules and OFAC requirements and it will update its AML Program as necessary to implement changes in applicable law and guidance during the term of this Agreement.

The Participating Adviser acknowledges that for the purposes of FINRA rules, the investors who purchase Shares through the Participating Adviser are “customers” of the Participating Adviser and not the Dealer Manager. The Participating Adviser agrees and acknowledges that the Dealer Manager shall rely upon the Participating Adviser to perform all AML Program requirements, including but not limited to Customer Identification Program requirements, with respect to all investors in the Offering that are customers of the Participating Adviser. In accordance with these applicable laws and regulations, the Participating Adviser agrees to verify the identity of its new customers; to maintain customer records; to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s (“OFAC”) list of Specially Designated Nationals and Blocked Persons, and, as required, to provide the Financial Crimes Enforcement Network with information regarding: (A) the identity of a specified individual or organization; (B) an account number; (C) all identifying information provided by the account holder; and (D) the date and type of transaction, upon request. Additionally, the Participating Adviser will manually monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”) as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. In connection therewith and notwithstanding anything contained to the contrary herein, Participating Adviser agrees that it shall (i) disclose to the Dealer Manager any potentially suspicious or unusual activity detected as part of the CIP being performed in connection with the offering or sale of Shares pursuant to this Agreement in order to enable the Dealer Manager to file a suspicious activity report, as appropriate based on the Dealer Manager’s judgment, and (ii) provide its books and records relating to its performance of CIP to the SEC, FINRA or authorized law enforcement agencies at their request. In addition, the Participating Adviser represents that each of its custodian and the Broker of Record/Custodian (if different legal entities) have an AML Program and OFAC Program which complies with the requirements set forth in this Section XII and that Participating Adviser’s clients are subject to the requirements contained in such programs.

The Participating Adviser shall, upon request by the Dealer Manager, provide an annual certification to the Dealer Manager that, as of the date of such certification, (1) it has implemented and is continuing to implement its AML Program and its OFAC Program, (2) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (3) it is currently in compliance with all AML Rules and OFAC requirements, and (4) that the Participating Adviser shall perform all of the specified requirements for Customer Identification Programs as required by 31 C.F.R. § 1023.220.

XXXV.Privacy.

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Participating Adviser agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Adviser may share with the Company and the Company may share with Participating Adviser nonpublic personal information (as defined under the GLBA) of customers of Participating Adviser. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Adviser shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Adviser served as the registered investment adviser for such customer’s account. Participating Adviser, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Adviser agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Adviser shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Adviser, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Adviser shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Adviser further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating
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Adviser provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XXXVI.Indemnification.
For the purposes of this Section XIV, an entity’s “Indemnified Parties” (each, an “Indemnified Party”) shall include the entity itself and such entity’s officers and directors (including any person named in the Registration Statement, with his or her consent, as a director nominee) and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act.

(a)    Participating Adviser shall indemnify and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties, from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Registration Statement or Prospectus, (B) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) any Authorized Sales Literature; or (ii) the omission to state in the Registration Statement, Prospectus, any Blue Sky Application or Authorized Sales Literature a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by or on behalf of Participating Adviser specifically for inclusion in the Registration Statement, Prospectus, Blue Sky Application or Authorized Sales Literature; (iii) any use by Participating Adviser or its representatives or agents in the offer and sale of the Shares of (A) sales literature that is not Authorized Sales Literature, (B) “broker-dealer use only” materials with investors, or (C) Authorized Sales Literature in a particular jurisdiction if such Authorized Sales Literature bears a legend denoting that it is not to be used in connection with the sale of Shares in such jurisdiction; (iv) any untrue statement made by Participating Adviser or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares; (v) any material breach or violation of any representation, covenant or agreement of Participating Adviser set forth in this Agreement; (vi) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC and the USA Patriot Act; or (vii) any other failure to comply with applicable rules of federal or state securities laws and the rules and regulations promulgated thereunder. Participating Adviser will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Adviser may otherwise have.
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(b)    Promptly after receipt by an Indemnified Party under this Section XIV of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

(c)    The indemnifying party under this Section XIV of this Agreement shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(d)    The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Adviser, or any person controlling Participating Adviser or by or on behalf of the Company, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Adviser or of
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any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XXXVII.Undertaking to Not Facilitate a Secondary Market in the Shares.

Participating Adviser acknowledges that there is no public trading market for the Shares and that there are limits on the ownership, transferability and redemption of the Shares, which significantly limit the liquidity of an investment in the Shares. Participating Adviser also acknowledges that the Company’s share repurchase plan (the “Plan”) provides only a limited opportunity for investors to have their Shares purchased by the Company and that the Company’s board of directors may, in its sole discretion, amend, suspend, or terminate the Plan at any time in accordance with the terms of the Plan. Participating Adviser hereby agrees that so long as the Company is offering Shares under a Registration Statement filed with the SEC and has not listed the Shares on a national securities exchange, Participating Adviser will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Shares without the prior written approval of the Dealer Manager.

XXXVIII.Arbitration.

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of the American Arbitration Association in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held in Atlanta, Georgia, or in another mutually agreed upon location. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XXXIX.Termination; Survival; Amendment; Entire Agreement.

Participating Adviser will immediately suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any
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party may terminate this Agreement by written notice pursuant to Section XX below, which termination notice may be delivered in such party’s sole discretion. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the Dealer Manager Agreement.

The respective agreements and obligations of Selected Dealer and the Dealer Manager set forth in Sections V, XII through XIV and XVI through XXIII of this Agreement and Section 8 of the Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Adviser, Participating Adviser agrees to pay Participating Adviser’s proportionate share of any claim, demand or liability asserted against Participating Adviser and the other Participating Distribution Agents (as defined in the Dealer Manager Agreement) on the basis that such Participating Distribution Agents or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Distribution Agent’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Adviser, and any such amendment, including any amendment to the Dealer Manager Agreement, shall be deemed accepted by Participating Adviser upon placing an order for sale of Shares after it has received such notice. Participating Adviser may amend Schedule I to reflect one or more additional or successor Brokers of Record/Custodians with whom it has engaged to serve in such capacity upon written notice of such amended Schedule I to the Dealer Manager.

This Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.

XL.Use of Company and Invesco Names.

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use of Participating Adviser of the name or identifying marks of the Company, the Dealer Manager, “Invesco” or “Invesco Real Estate” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Company’s name at any time and to request to review any materials generated by Participating Adviser that use the Company’s or Invesco’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XLI.Assignment; Third Party Beneficiary.

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Participating Adviser shall have no right to assign this Agreement or any of Participating Adviser’s rights hereunder or to delegate any of Participating Adviser’s obligations. Any purported assignment or delegation by Participating Adviser shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Adviser shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Adviser. The Company is a third party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.

XLII.Notice.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:
    If to the Dealer Manager, to:    Invesco Distributors, Inc.
    11 Greenway Plaza
    Suite 1000
    Houston, Texas 77046-1173
Attention: Veronica Castillo
Email: dealersupport@invesco.com
    If to Participating Adviser, to:    The address specified by Participating Adviser on the signature page hereto.

XLIII.Attorneys’ Fees; Applicable Law and Venue.

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Delaware. Venue for any action brought hereunder (including arbitration) shall lie exclusively in Atlanta, Georgia.

XLIV.No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute Participating Adviser as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Company or the other Participating Distribution Agents. Instead, this Agreement shall only constitute Participating Adviser as an investment adviser authorized by the Dealer Manager to make the Shares available to its clients according to the terms set forth in the Registration Statement, the Prospectus and this Agreement.
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XXIII.    ERISA.

The parties agree as follows:

(a)    Participating Adviser is an investment adviser registered under the Advisers Act or applicable state law.

(b)    To the extent Participating Adviser (or its representatives) uses or relies on any of the information, tools and materials that the Dealer Manager, the Company, the Adviser, the sponsor of the Company or each of their respective affiliates and related parties (collectively, the “Company Parties”) provides directly to Participating Adviser (or its representatives), without direct charge, for use in connection with Participating Adviser’s “Retirement Customers” (which include a plan, plan fiduciary, plan participant or beneficiary, individual retirement account (“IRA”) or IRA owner subject to Title I of The Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), Participating Adviser will act as a “fiduciary” under ERISA or the Code (as applicable), and will be responsible for exercising independent judgment in evaluating the retirement account transaction.

(c)    Certain of the Company Parties have financial interests associated with the purchase of Shares, including the fees, expense reimbursements and other payments they anticipate receiving in connection with the purchase of Shares, as described in the Prospectus.

(d)    To the extent that Participating Adviser provides investment advice to its Retirement Customers, Participating Adviser will do so in a fiduciary capacity under ERISA or the Code, or both, and Participating Adviser is responsible for exercising independent judgment with respect to any investment advice it provides to its Retirement Customers.
(e)    Participating Adviser is independent of Dealer Manager and Dealer Manager is not undertaking to provide impartial investment advice to Participating Adviser or its Retirement Customers.

XXIV.    Electronic Signatures and Electronic Delivery of Documents.

(a)    Electronic Signatures. If Participating Adviser has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Adviser represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Company may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Adviser’s client given with such client’s prior authorization and consent; (iv) the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Adviser’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Adviser’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Adviser will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce
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Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Adviser is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC, FINRA and NASAA, including the applicable portions of the NASAA Statement of Policy Regarding Use of Electronic Offering Documents and Electronic Signatures, adopted May 8, 2017, as amended (collectively, “Electronic Signature Law”).

(b)    Electronic Delivery. If Participating Adviser intends to use electronic delivery to distribute the Prospectus or other documents related to the Company to any person, Participating Adviser will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA, NASAA and state securities administrators and any other laws or regulations related to the electronic delivery of prospectuses, including, without limitation, Electronic Signature Law. Without limitation of the foregoing, Participating Adviser shall also comply with the prospectus delivery and completion of sale timing requirements as set forth in applicable Statements of Policy adopted by NASAA.

[Signatures on following pages.]

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If the foregoing is in accordance with Participating Adviser’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

INVESCO DISTRIBUTORS, INC.

By:
Title:
Date:
We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth.

1. Identity of Participating Adviser:

Company Name:
Type of entity:
Organized in the State of:
Licensed as registered investment adviser in all States: Yes: ________ No: _________
If no, list all States licensed as registered investment adviser:
Tax ID #:
2. Person to receive notices delivered pursuant to the Agreement.

Name:
Company:
Address:
City, State and Zip:
Telephone:
Fax:
Email:

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AGREED TO AND ACCEPTED BY PARTICIPATING ADVISER:
(Participating Adviser’s Firm Name)
By:	Signature
Name:
Title:
Date:

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SCHEDULE I
TO
PARTICIPATING ADVISER AGREEMENT WITH
INVESCO DISTRIBUTORS, INC.

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